UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 24, 2004

Date of Report (Date of earliest event reported)

Mercury Computer Systems, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23599	04-2741391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)

(978) 256-1300

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure.

On June 24, 2004, management of Mercury Computer Systems, Inc. (“Mercury”) will make a presentation at the William Blair 24th Annual Growth Stock Conference. Attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) is a copy of the slide presentation to be made by Mercury at the conference.

This information is being furnished pursuant to Item 9 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by Mercury under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to page 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC.

Date: June 24, 2004	By:	/s/ Joseph Hartnett
	Name:	Joseph M. Hartnett
	Title:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Presentation Materials dated June 24, 2004 *

*	Filed herewith.